UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2008

LEGEND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-138479	87-0602435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd. #952
Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 933-6050
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

Effective July 16, 2008, the Board of Directors of Legend Media, Inc. (the "Company") approved a resolution to dismiss its independent accountant engaged as the principal accountant to audit the Company's financial statements, Mantyla McReynolds LLC, and retain in its place Goldman Parks Kurland Mohidin - GPKM LLP as the Company's new independent accountant engaged as the principal accountant to audit the Company's financial statements. The Company's relationship with Mantyla McReynolds LLC ended on July 16, 2008.

Mantyla McReynolds LLC's report on the Company's financial statements for the fiscal year ended June 30, 2007 did not contain an adverse opinion nor disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. However, the report contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

During the two most recent fiscal years and the interim period through July 16, 2008, the date of dismissal, the Company did not have any disagreements with Mantyla McReynolds LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

Also effective July 16, 2008, the Board of Directors of the Company approved a resolution to retain Goldman Parks Kurland Mohidin - GPKM LLP as the Company's new independent accountant engaged as the principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and through July 16, 2008, the Company did not consult with Goldman Parks Kurland Mohidin - GPKM LLP regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years and through July 16, 2008, the Company has not consulted with Goldman Parks Kurland Mohidin - GPKM LLP regarding any matter that was either subject to a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Mantyla McReynolds LLC with a copy of the foregoing disclosure and requested that Mantyla McReynolds LLC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of the letter from Mantyla McReynolds, dated July 16, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

16.1	Letter from Mantyla McReynolds LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND MEDIA, INC.
Date: July 17, 2008	By:	/s/ Jeffrey Dash
Jeffrey Dash
Chief Executive Officer